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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 16, 2001

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         United States                333-32737               22-2382028
-----------------------------  ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         Identification No.)

      802 Delaware Avenue, Wilmington, Delaware          19801
      ------------------------------------------     ------------
      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         New York                       333-32737           13-4994650
-----------------------------  ------------------------  ----------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                        Identification No.)

      270 Park Avenue, New York, New York              10017
      -----------------------------------------    ------------
      (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller, The Chase Manhattan Bank ("Chase"), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On January 16, 2001, CIT, as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

         On December 31, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation completed their merger, with the surviving corporation being named J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). Chase, Chase USA and Morgan Guaranty Trust Company of New York are subsidiaries of J.P. Morgan Chase.

         During the fourth quarter of 2000, J.P. Morgan Chase implemented a revised policy for consumer loan charge-offs to conform with a policy statement adopted by the Federal Financial Institutions Examination Council ("FFIEC"). The FFIEC policy, originally issued in February 1999, established uniform guidelines for the charge-off of consumer loans to delinquent, bankrupt, deceased and fraudulent borrowers. In connection with the implementation of this policy, J.P. Morgan Chase took a $93 million charge-off for credit card, auto finance and mortgage loans on a managed basis (i.e., including securitizations) in the fourth quarter of 2000. Chase and Chase USA do not believe that the revised charge-off policy will materially affect the interests of holders of the notes.

Item 7(c).  Exhibits

              Exhibits   Description
              --------   ---------------

              20.1 Monthly Report with respect to the January 16, 2001 distribution







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2001

                            THE CIT GROUP/SALES FINANCING, INC.,
                            as Servicer

                            By: /s/ Gilmar Rodrigues
                            ---------------------------
                            Name:  Gilmar Rodrigues
                            Title: Vice President


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                    INDEX TO EXHIBITS
                    -----------------

Exhibit No.              Description
------------             -----------------
20.1                     Monthly Report with respect to the January 16, 2001
                         distribution